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                            VANGUARD(R) PRIMECAP FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 9, 1999

CURRENT INVESTMENT MANAGEMENT TEAM
The individuals who oversee the PRIMECAP Fund's investments, along with the percentage of Fund assets for which each is primarily responsible, are:
     HOWARD B. SCHOW (35%), Chairman of PRIMECAP Management Company (PRIMECAP); has worked in investment management since 1956; has managed assets since 1967; with PRIMECAP since 1983; B.A., Williams College; M.B.A., Harvard Business School.
     THEO A. KOLOKOTRONES (35%), President of PRIMECAP, has worked in investment management since 1970; has managed assets since 1983; with PRIMECAP since 1983; B.A., University of Chicago; M.B.A., Harvard Business School.
     JOEL P. FRIED (20%), Executive Vice President of PRIMECAP; has worked in investment management since 1985; has managed assets since 1986; with PRIMECAP since 1986; B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.
     Each of these three individuals manages his portion of the Fund autonomously; there is no decision-making by committee. The remaining 10% of the Fund is managed by individuals in PRIMECAP's research department.
     This replaces information regarding the Fund's portfolio managers in "Plain Talk About The Fund's Adviser" on page 7 of the prospectus.

(C) 2000 The Vanguard Group, Inc. All rights reserved.          PS59N-02/04/2000
Vanguard Marketing Corporation, Distributor.